SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 31, 2003


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)






      DELAWARE                       33-60032                   62-1518973
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)





                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)

Registrant's telephone, including area code (901) 320-8100

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On July 31, 2003, Buckeye Technologies Inc. (the "Company") issued a press release regarding its results of operations for the year ended June 30, 2003, including a statement of operations for that year, a consolidated balance sheet as of June 30, 2003, a consolidated statement of cash flow for that year, and supplemental financial data. In addition, on August 1, 2003, the Company will hold a teleconference at 9:30 a.m. Central to discuss the fourth quarter and fiscal year results. The teleconference can be accessed via the website www.streetevents.com, the Company's website homepage at www.bkitech.com or via telephone at (800) 289-0518 within the United States or (913) 981-5532 for international callers.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,


                                  BUCKEYE TECHNOLOGIES INC.



                                  _/S/_GAYLE_L._POWELSON________________________
                                  Gayle L. Powelson
                                  Senior Vice President, Chief Financial Officer July 31, 2003